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                                                                    EXHIBIT 10.5

                AGREEMENT AND AMENDMENT TO WARRANT TO PURCHASE
                                 COMMON STOCK

     THIS AGREEMENT AND AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK (the "Amendment") is made as of July 12, 1999 by and among At Home Corporation, a
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Delaware corporation ("Parent"), iMall, Inc., a Nevada corporation (the
                       ------
"Company"), and the undersigned holder of that certain Warrant to Purchase
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Common Stock executing this Amendment (the "Holder").
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                                R E C I T A L S

    A. WHEREAS, the Company has previously issued to             and Holder
                                                    -------------
currently holds that certain Warrant to Purchase Common Stock of iMall, Inc.
under which the Holder may acquire up to             shares of the Company's
                                         ------------
Common Stock at a per share price of three dollars and twenty cents ($3.20) during the period from December 19, 1997 until December 5, 2002 (the "Warrant").
                                                                      -------

    B. WHEREAS, in connection with the merger of the Company and a wholly-owned subsidiary of Parent pursuant to that certain Agreement and Plan of Merger dated as of July 12, 1999 (the "Merger Agreement") among Parent, the Company and Shop
                          ----------------
Nevada, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (the "Merger"), in order to induce Parent to consummate the Merger, Holder and the
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Company have agreed to amend the Warrant and to certain other agreements pursuant to this Amendment.

    C. WHEREAS, pursuant to the Merger Agreement, at the effective time of the Merger each Company Warrant whether or not then exercisable will be assumed by Parent. Each Company Warrant so assumed by Parent will continue to have, and be subject to, the same terms and conditions set forth in the applicable Company Warrant except as amended hereby and each Company Warrant will be exercisable (or will become exercisable in accordance with its terms) at an exercise price and for a number of whole shares of Parent Common Stock as adjusted by the exchange ratio.

    NOW THEREFORE, in consideration of the foregoing recitals and mutual promises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

    1. Subsections (f)(2), (f)(4), (f)(5), (f)(7) and (f)(8) of the Warrant are each hereby terminated in their entirety and deleted from the Warrant.

    2.    Subsection (f)(6) of the Warrant is hereby renumbered as subsection
(f)(2) and amended in its entirely to read as follows:


          (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of
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          Shares initially issuable upon exercise of this Warrant by the
          Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

    3.    Subsection (f)(9) of the Warrant is hereby renumbered as subsection
(f)(3) and the first sentence of such subsection is amended in its entirely to read as follows:


          (3) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section
          (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

    4.    Subsection (f)(10) of the Warrant is hereby renumbered as subsection
(f)(4) and amended in its entirety to read as follows:


          (4) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

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    5.    Subsection (f)(11) of the Warrant is hereby renumbered as subsection
(f)(5) and amended in its entirety to read as follows:

          (5) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (1) above.

    6.    Subsection (f)(12) of the Warrant is hereby renumbered as subsection
(f)(6).

    7. Section (k)(2) of the Warrant is hereby terminated in its entirety and deleted from the Warrant.


   8.     Agreement Regarding Registration Rights.  Parent agrees (i) to file
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with the Securities and Exchange Commission a registration statement on Form S-3 within 30 days of the effective time of the Merger (subject to the normal blackout policies of Parent; provided that Parent will cause the registration statement to be filed as quickly as practicable thereafter); (ii) to use all commercially reasonable efforts to cause the registration statement to be declared effective as soon as possible; (iii) to promptly deliver prospectuses relating to such registration statement to Holder upon the request of Holder;
and (iv) to maintain the effectiveness of such registration statement for one year after the effective time of the Merger (subject to customary blackouts). In consideration of the foregoing, the undersigned Holder of the Warrant on behalf of such Holder and all assignees and transferees of the Warrant (the "Warrant
                                                                      -------
Holder"), hereby waives, following the effective time of the Merger, all rights
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to require that the Company or any successor thereof register the Warrant or any
Warrant Shares or to otherwise participate in a registration of the Warrant or any Warrant Shares pursuant to subsection (j)(2) of the Warrant, and hereby agrees not to provide the Company or any successor thereof with notice pursuant to subsection (j)(2) of the Warrant.

     9.   Conditioned Effectiveness.  Notwithstanding anything to the contrary
          -------------------------
 herein, the effectiveness of this Amendment is expressly conditioned upon the effectiveness of the Merger of Parent and the Company.

     Except as expressly amended hereunder, each term, condition and provision of the Warrant shall remain in full force and effect.

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     IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to the Warrant as of the date first written above.


THE COMPANY                                   PARENT

   iMall, Inc.                                   At Home Corporation


   By:                                           By:
      --------------------------                    --------------------------
   Name:                                         Name:
        ------------------------                      ------------------------
   Title:                                        Title:
        ------------------------                       -----------------------

HOLDER

   By:
      --------------------------
   Name:
        ------------------------
   Title:
         -----------------------

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